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                                                                    Exhibit 10.8



                                                          Optionee: Ken Campbell
                                                            Grant: 50,000 shares

                          PRO TECH COMMUNICATIONS, INC.
                             1998 STOCK OPTION PLAN
                                  NONSTATUTORY
                             STOCK OPTION AGREEMENT

         OPTION AGREEMENT dated as of August 4, 1998 between Pro Tech Communications, Inc., a Florida corporation (the "Company"), having its principal executive office at 3311 Industrial 25th Street, Ft. Pierce, Florida 34946 and Ken Campbell (the "Optionee"), having his/her address at 1796
Walden Pond Drive, Ft Pierce FL 34945-2418.

         The Company has adopted the 1998 Stock Option Plan (the "Plan"), a copy of which is attached hereto, and desires to grant to the Optionee the Nonstatutory Stock Option provided for herein, all subject to the terms and conditions of the Plan. Capitalized terms used herein and not defined have the same meanings as set forth in the Plan.

         IT IS AGREED as follows:

         1. Grant of Option. The Company hereby grants to the Optionee on the date hereof a Nonstatutory Stock Option (the "Option") to purchase (subject to adjustment pursuant to Section 9 of the Plan) an aggregate of 50,000 of its shares of Common Stock (the "Shares") at an option price per Share of $.375.

         2. Option Period. The Option granted hereby all expire on August 4, 2001 subject to earlier termination as provided in the Plan.

         3.    Exercise of Option.

               A. The Optionee may immediately exercise the Option, or any portion thereof, until August 3, 2001.

               B. The Optionee may exercise the Option, or any portion thereof, by delivering to the Company a written notice duly signed by the Optionee in the form attached hereto as Exhibit A stating the number of Shares that the Optionee has elected to purchase, and accompanied by payment (in cash or by certified check) of an amount equal to the sum of (i) the full purchase price for the Shares to be purchased, plus (ii) any withholding tax required to be paid pursuant to Section 14(a) of the Plan. After receipt by the Company of such notice and payment, the Company shall (subject to Section 10 of the Plan) issue the Shares in the name of the Optionee and deliver the certificate therefor to the Optionee. No Shares shall be issued until full payment therefor and any withholding tax has been made, and the Optionee shall have none of the rights of a shareholder in respect of such Shares until they are issued.

         4. Employment. Nothing contained in this Option Agreement shall confer upon the Optionee any right to be employed by the Company nor prevent the Company from terminating its current relationship with the Optionee at any time, with or without cause. If the Optionee's current relationship with the Company is terminated for any reason (including by resignation), the Option shall


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be exercisable only as to those Shares immediately purchasable by the Optionee at the date of termination and, subject to Section 2 hereof, thereafter as provided in the Plan.

         5. Transferability of Option. The Option may not be transferred other than by laws of descent and distribution, provided, however, that if Form S-8 under the Securities Act of 1933 is hereafter amended to permit the transfer of an option to family members by gift or otherwise, then this Option may be so transferred to family members in accordance with and to the full extent permitted by Form S-8.

         6. Tax Status. The company makes no representation or warranty whatsoever to the Optionee as to the tax consequences of the grant or exercise of the Option or of the disposition of Shares acquired thereunder.

         7. Incorporation of Plan. The Option granted hereby is subject to, and governed by, all the terms and conditions of the Plan, which are hereby incorporated by reference. This Agreement, including the Plan incorporated by reference herein, is the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings. In the case of any conflict between the terms of this Agreement and the Plan, the provisions of the Plan shall control.

         8. Purchase for Investment. As a condition to the exercise in whole or in part of the Option hereby granted, each written notice of election shall include a representation by the Optionee that the Shares are being purchased for investment and not for distribution or resale.

         9. Notices. Any notice to be given by the Optionee hereunder shall be sent to the Company at its principal executive offices, and any notice from the Company to the Optionee shall be sent to the Optionee at his address set forth above; all such notices shall be in writing and shall be delivered in person or by registered or certified mail. Either party may change the address to which notices are to be sent by notice in writing given to the other in accordance with the terms hereof.

         10. Governing Law. This Option Agreement shall be governed by the laws of the State of Florida.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                        PRO TECH COMMUNICATIONS, INC.

                                        By: /s/ KENNETH R. CAMPBELL
                                           -------------------------------------
                                                 (Name)      its     (Title)
                                           ------------------    ---------------


                                        Optionee:

                                        KENNETH R. CAMPBELL
                                        -------------------------------------
                                        Print Name:

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                                    EXHIBIT A

                                  PURCHASE FORM

                         (To be signed and delivered to
           Pro Tech Communications, Inc. upon exercise of the Option)

         The undersigned, the holder of the foregoing Nonstatutory Stock Option, hereby irrevocably elects to exercise the purchase rights represented by such Option, and to purchase thereunder ________ shares of common stock, par value of $.001 of Pro Tech Communications, Inc. ("Shares") and herewith makes payment of $ ___________ ($_____ per share) therefor, plus $ __________________ ($ ____ per share) for withholding tax, if any, required pursuant to Section 14(a) of the Plan and requests that the Certificates for the Shares be issued in the name(s) of, and delivered to _____________ whose address(es) is/are_________________________________ _____________________________________.

         The undersigned hereby represents that the Shares being purchased by the exercise of this Option are being purchased for investment only and not with a view towards the sale, transfer, or distribution thereof.

         The undersigned hereby agrees to notify Pro Tech Communications, Inc. of any early disposition of the Shares, and agrees to pay any additional withholding tax due in connection therewith, all in accordance with Section 14(b) of the Plan.


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Dated:                    ,19
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